UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2022

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296			20-5665602
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)			(I.R.S. Employer Identification No.)

6300 S. Syracuse Way	Suite 300	Centennial	Colorado	80111
(Address of Principal Executive Offices)				(Zip Code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On June 2, 2022, National CineMedia, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Standard General L.P. (“Standard General”). Pursuant to the Letter Agreement, the Company agreed to file with the Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of the shares of common stock currently owned by Standard General. The Company is required to use commercially reasonable efforts to maintain the effectiveness of the registration statement until the earlier of the third anniversary of the Letter Agreement and the time when all shares have been sold or are otherwise able to be sold pursuant to Rule 144 under the Securities Act without any limitation as to manner-of-sale restrictions or volume limitations (the “Registration Period”). The sales of shares will be subject to certain limitations as specified in the Letter Agreement.
Under the terms of the Letter Agreement, Standard General agreed to refrain from certain actions during the Registration Period, including (A) seeking to acquire the Company or any of its material assets, or proposing mergers, acquisitions or other business combinations involving the Company; (B) acquiring additional shares of the Company’s common stock following which Standard General would economically own or have a total net long position greater than 30% of the Company’s outstanding common stock; and (C) certain other actions specified in the Letter Agreement.
The foregoing description of the terms and conditions of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Standard General L.P. Registration Letter to National CineMedia, Inc., dated as of June 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: June 2, 2022	By:	/s/ Maria Woods
Maria Woods
General Counsel & Secretary